Risk and sensitivity analysis	12 Months Ended
Dec. 31, 2020
Risk and sensitivity analysis
Risk and sensitivity analysis

C6     Risk and sensitivity analysis

C6.1   Group overview

The Group’s risk framework and the management of risks, including those attached to the Group’s financial statements including financial assets, financial liabilities and insurance liabilities, together with the inter-relationship with the management of capital, have been included in the audited sections of the Group Risk Framework.

The financial and insurance assets and liabilities on the Group’s statement of financial position are, to varying degrees, subject to market and insurance risk and other changes of experience assumptions that may have a material effect on IFRS basis profit or loss and shareholders’ equity. The market and insurance risks and also ESG-related risks, including how they affect Group’s operations and how these are managed are discussed in the Group Risk Framework. The ESG-related risks discussed in the Group Risk Framework include in particular the potential long-term impact of environmental risks associated with climate change (including physical and transition risks) on the Group's investments.

The most significant items that the IFRS shareholders’ profit or loss and shareholders’ equity for the Group’s life assurance business are sensitive to, are shown in the following tables. The distinction between direct and indirect exposure is not intended to indicate the relative size of the sensitivity.

Type of business	Market and credit risk	Insurance and lapse risk

Asia insurance operations
All business		Mortality and/or morbidity risk Persistency risk
With-profits business	Net neutral direct exposure (indirect exposure to investment performance, which is subject to smoothing through declared bonuses)
Unit-linked business	Net neutral direct exposure (indirect exposure to investment performance, through asset management fees)
Non-participating business

Asset/liability mismatch risk which results in sensitivity to interest rates and credit spreads, particularly for operations where the insurance liability basis is sensitive to current market movements

Indirect exposure to investment performance through policyholder charges and guarantees in some cases

US insurance operations

All business

Asset/liability mismatch risk

Adjusted operating profit is sensitive to market conditions, both with respect to income earned on spread-based products and indirectly with respect to income earned on variable annuity asset management fees

Mortality risk
Variable annuity business	Net effect of market risk (equity and interest rates) arising from incidence of guarantee features and variability of asset management fees, offset by derivative hedging programme*	Persistency and utilisation risk (risk that utilisation of withdrawal benefits or lapse levels differ from those assumed)
General account business

Credit risk and market risk (equity and interest rate) in meeting guaranteed rates of accumulation on general account annuity and interest sensitive life products which may lead to smaller spread profits, being the difference between the earned rate and the policyholder crediting rate. As at 1 June 2020, the risk has been substantially transferred for the fixed and fixed index annuity products as part of the reinsurance transaction with Athene described in note D1.1

Shareholders' equity is impacted by interest rate and credit risk via impairments and unrealised gains/losses on fixed income securities. For those instruments classified as available-for-sale under IAS 39, unrealised gains/losses do not directly impact profit, unless they are considered permanent reductions in value.

Persistency risk, mitigated in some cases by the application of market value adjustments

*Jackson’s derivative programme, which is described in note C2.3(ii), is used to manage the economic interest rate risk associated with a broad range of products and equity market risk attaching to its equity-based products. Movements in equity markets, equity volatility, interest rates and credit spreads materially affect the carrying value of derivatives that are used to manage the liabilities to policyholders and backing investment assets. Movements in the carrying value of derivatives combined with the use of US GAAP measurement (as ‘grandfathered’ under IFRS 4) for the insurance contracts assets and liabilities, which is largely insensitive to current year market movements, mean that the Jackson total profit (ie including short-term fluctuations in investment returns) is sensitive to market movements.

The profit for the year of asset management operations is sensitive to the level of assets under management, as this significantly affects the value of management fees earned by the business in the current and future periods. Assets under management will rise and fall as market conditions change, with a consequential impact on profitability. Other than this, there is limited sensitivity to market risks since the Group’s asset management and other operations do not hold significant financial investments. At 31 December 2020, the financial investments of the other operations are principally short-term investments held by the Group’s treasury function for liquidity purposes and so there is limited sensitivity to interest rate movements. Sensitivity analyses of IFRS shareholders’ equity to key market and other risks by business unit are provided below. The sensitivity analyses provided show the effect on shareholders’ equity to changes in the relevant risk variables, all of which are considered to be reasonably possible at the relevant balance sheet date.

The sensitivities reflect all consequential impacts from market movements at the valuation date. The sensitivities below only allow for limited management actions such as changes to policyholder bonuses, where applicable. If the economic conditions set out in the sensitivities persisted, the financial impacts may differ to the instantaneous impacts. Given the continuous risk management processes in place, management could take additional actions to help mitigate the impact of these stresses, including (but not limited to) rebalancing investment portfolios, further market risk hedging, increased use of reinsurance, repricing of in-force benefits, changes to new business pricing and the mix of new business being sold.

Other limitations of the sensitivities include: the use of hypothetical market movements that cannot be predicted with any certainty to demonstrate potential risk, which only represent Prudential’s view of reasonably possible near-term market changes; the assumption that interest rates in all countries move identically; and the lack of consideration of the inter-relation of interest rates, equity markets and foreign currency exchange rates.

The Group benefits from diversification benefits achieved through the geographical spread of the Group’s operations and, within those operations, through a broad mix of product types. These benefits are not reflected in the simplified sensitivities below. Relevant correlation factors include:

-	Correlation across geographic regions for both financial and non-financial risk factors; and
-	Correlation across risk factors for longevity risk, expenses, persistency and other risks.

The geographical diversity of the Group's business means that it has some exposure to the risk of foreign exchange rate fluctuations. The Group has no exposure to currency fluctuation from business units that operate in USD, or currencies pegged to the USD (such as HKD), and reduced exposure to currencies partially managed to the USD within a basket of currencies (such as SGD). Sensitivities to exchange rate movements in the Group’s key markets are therefore expected to be limited.

C6.2    Sensitivity to interest rate risk

The sensitivities shown below are for movements in risk-free rates (based on local government bond yields at the valuation date) in isolation and are subject to a floor of zero. They do not include movements in credit risk that may affect credit spreads and hence the valuation of debt securities and policyholder liabilities. A one-letter credit downgrade in isolation (ie ignoring any consequential change in valuation) would not have a material impact on IFRS profit or shareholders’ equity.

To reflect the substantial fall and current level of low interest rates in 2020, the estimated sensitivity to a decrease in interest rates at 31 December 2020 has been updated to a decrease of 0.5 per cent. This compares to a 1 per cent change at 31 December 2019. The estimated sensitivity to a decrease and increase in interest rates at 31 December 2020 is as follows:

31 December 2020	Asia insurance $m		US insurance $m
	Decrease of 0.5%	Increase of 1%	Decrease of 0.5%	Increase of 1%
Net effect on shareholders' equity*	(1,274)	(318)	(594)	(68)

*The effect from the instantaneous changes in interest rates above, if they arose, would impact profit after tax for Asia insurance operations and would mostly be recorded within short-term fluctuations in investment returns. The impact on profit after tax would be the same as the net effect on shareholders’ equity. For US insurance operations, the instantaneous changes in interest rates above, if they arose, would cause the net effect on equity shown above through two constituent movements. Firstly, profit after tax, net of related changes in the amortisation of DAC, would be impacted (decrease of 0.5 per cent: $(1,319) million; increase of 1 per cent: $1,976 million), and would mostly be recorded within short-term fluctuations in investment returns. Secondly, the effect would also impact other comprehensive income (decrease of 0.5 per cent: $725 million; increase of 1 per cent: $(2,044) million) in respect of the direct effect on the carrying value of the available-for-sale debt securities, net of related changes in the amortisation of DAC and related tax effects.

The estimated sensitivity to a decrease and increase in interest rates at 31 December 2019 was as follows:

31 December 2019	Asia insurance $m		US insurance $m
	Decrease	Increase	Decrease	Increase
	of 1%	of 1%	of 1%	of 1%
Net effect on shareholders' equity*	(702)	(718)	20	(553)

*The effect from the instantaneous changes in interest rates above, if they arose, would impact profit after tax for Asia insurance operations and would mostly be recorded within short-term fluctuations in investment returns. The impact on profit after tax would be the same as the net effect on shareholders’ equity. For US insurance operations, the instantaneous changes in interest rates above, if they arose, would cause the net effect on equity shown above through two constituent movements. Firstly, profit after tax, net of related changes in the amortisation of DAC, would be impacted (decrease of 1 per cent: $(2,224) million; increase of 1 per cent: $1,691 million), and would mostly be recorded within short-term fluctuations in investment returns. Secondly, the effect would also impact other comprehensive income (decrease of 1 per cent: $2,244 million; increase of 1 per cent: $(2,244) million) in respect of the direct effect on the carrying value of the available-for-sale debt securities, net of related changes in the amortisation of DAC and related tax effects.

Asia insurance operations

The degree of sensitivity of the results of the non-linked shareholder-backed business of the Asia operations to movements in interest rates depends upon the degree to which the liabilities under the ‘grandfathered’ IFRS 4 measurement basis reflects market interest rates from year to year. This varies by local business unit.

For example:

–Certain Asia businesses apply US GAAP, for which the results can be more sensitive as the effect of interest rate movements on the backing investments may not be offset by liability movements;

–The level of options and guarantees in the products written in the particular business unit will also affect the degree of sensitivity to interest rate movements; and

–The degree of sensitivity of the results is dependent on the interest rate level at that point of time.

The sensitivity of the Asia operations presented as a whole at a given point in time will also be affected by a change in the relative size of the individual businesses.

For many operations the sensitivities are dominated by the impact of interest rate movements on the value of government and corporate bond investments, which are expected to increase in value as interest rates fall to a greater extent than the offsetting increase in liabilities (and vice versa if rates rise). This arises because the discount rate in some operations does not fluctuate in line with interest rate movements. At higher levels of interest rates the liabilities become less sensitive to interest rate movements and the effects on assets becomes more dominant. This pattern is evident in the ‘increase of 1 per cent’ sensitivity at 31 December 2020.

The ‘decrease of 0.5%’ sensitivities reflects that some local business units’ liabilities become more sensitive at lower interest rates and the fluctuations in liabilities begin to exceed asset gains. The liability movements also reflect the prudent nature of some of the regulatory regimes which leads to duration of liabilities that are longer than would be expected on a more economic basis and hence results in a mismatch with the assets that are managed on a more realistic basis. Following the substantial fall in interest rates over 2020, at 31 December 2020, the ‘decrease of 0.5 per cent’ sensitivity is dominated by the impact of interest rate movements on some local business units’ policyholder liabilities, which are expected to increase more than the offsetting increase in the value of government and corporate bond investments,  if interest rates were to fall further from the historically low levels seen at 31 December 2020. As noted above, the results only allow for limited management actions, and if such economic conditions persisted management could take additional actions to help mitigate the impact of these stresses, including (but not limited to) rebalancing investment portfolios, increased use of reinsurance, changes to new business pricing and the mix of new business being sold.

US insurance operations

The GMWB features attached to variable annuity business (other than ‘for life’ components) are accounted for under US GAAP at fair value and, therefore, will be sensitive to changes in interest rates. Debt securities and related derivatives are marked to fair value. Value movements on derivatives, net of related changes to amortisation of DAC and deferred tax, are recorded within the income statement. Fair value movements on debt securities, net of related changes to amortisation of DAC and deferred tax, are recorded within other comprehensive income.

As at 1 June 2020, the interest rate risks relating to Jackson's fixed and fixed index annuity products have been substantially transferred as part of the reinsurance transaction with Athene described in note D1.1, leaving only a limited exposure from residual policies and new policies written post 1 June 2020. Jackson is exposed primarily to the following interest rate risks:

-Related to meeting guaranteed rates of accumulation on general account annuity and interest sensitive life products following a sustained fall in interest rates;

-Related to increases in the present value of projected benefits related to guarantees issued in connection with its variable annuity contracts following a sustained fall in interest rates especially if in conjunction with a fall in equity markets;

-Related to the surrender value guarantee features attached to the Company's general account annuity and interest sensitive life products and to policyholder withdrawals following a sharp and sustained increase in interest rates; and

-The risk of mismatch between the expected duration of certain annuity liabilities and prepayment risk and extension risk inherent in mortgage-backed securities.

A prolonged low interest rate environment may result in a lengthening of maturities of the general account annuity and interest-sensitive life contract holder liabilities from initial estimates, primarily due to lower policy lapses. As interest rates remain at low levels, Jackson may also have to reinvest the cash it receives as interest or proceeds from investments that have matured or that have been sold at lower yields, reducing its investment margins. Moreover, borrowers may prepay or redeem the securities in their investment portfolios with greater frequency in order to borrow at lower market rates, which exacerbates this risk. The majority of Jackson's general account business was designed with contractual provisions that allow crediting rates to be re-set annually, subject to minimum crediting rate guarantees.

The sensitivity movements provided in the table above are at a point in time and reflect the hedging programme in place on the balance sheet date, while the actual impact on financial results would vary contingent upon a number of factors. Jackson’s hedging programme is primarily focused on managing the economic risks in the business and protecting statutory solvency under larger market movements, and does not explicitly aim to hedge the IFRS accounting results. The magnitude of the impact of the sensitivities on profit after tax at 31 December 2020 is larger than the impact at 31 December 2019, reflecting the liabilities being more sensitive to further interest rate movements at the current low interest rate levels (after taking into account the impact of interest rate movements on derivatives). In determining the value of liabilities, assumed future separate account return is based on risk-free rates under ‘grandfathered’ US GAAP. The reduction in the magnitude of the impact of the sensitivities on other comprehensive income, and hence shareholders’ equity, reflects the impact of the Athene reinsurance transaction described in note D1.1 on the profile of Jackson’s general account liabilities and the consequential reduction in available-for-sale debt securities.

C6.3 Sensitivity to equity and property price risk

In the equity risk sensitivity analysis shown, the Group has considered the impact of an instantaneous 20 per cent fall in equity markets. If equity markets were to fall by more than 20 per cent, the Group believes that this would not be an instantaneous fall but rather would be expected to occur over a longer period of time, during which the hedge positions within Jackson, where the underlying equity risk is greatest, would be rebalanced. The equity risk sensitivity analysis provided assumes that all equity indices fall by the same percentage.

Asia insurance operations

The estimated sensitivity to a 10 per cent increase and 20 per cent decrease in equity and property prices is as follows:

	31 Dec 2020 $m		31 Dec 2019 $m
	Decrease	Increase	Decrease	Increase
	of 20%	of 10%	of 20%	of 10%
Net effect on shareholders’ equity*	(848)	410	(816)	408

*The effect from the instantaneous changes in equity and property prices above, if they arose, would impact profit after tax for Asia insurance operations, which would mostly be recorded within short-term fluctuations in investment returns.

Generally, changes in equity and property investment values are not directly offset by movements in non-linked policyholder liabilities. Movements in equities backing with-profits and unit-linked business have been excluded as they are generally matched by an equal movement in insurance liabilities (including unallocated surplus of with-profits funds). The impact on changes to future profitability as a result of changes to the asset values within unit-linked or with-profits funds have not been included in the instantaneous sensitivity above. The estimated sensitivities shown above include equity and property investments held by the Group’s joint venture and associate businesses.

US insurance operations

At December 31, 2020 and 2019, the Company provided variable annuity contracts with guarantees, for which the net amount at risk ("NAR") is defined as the amount of guaranteed benefit in excess of current account value, as follows (dollars in millions):

	31 Dec 2020 $m		31 Dec 2019 $m
		Net		Net
	Account	amount	Account	amount
	value	at risk	value	at risk
Return of net deposits plus a minimum return
GMDB	170,510	2,340	150,576	2,477
GMWB - premium only	2,858	12	2,753	16
GMWB	248	11	257	14
GMAB - premium only	39	—	37	—
Highest specified anniversary account value minus withdrawals post-anniversary			—	—
GMDB	13,512	86	12,547	69
GMWB - highest anniversary only	3,459	41	3,232	51
GMWB	646	55	698	52
Combination net deposits plus minimum return, highest specified anniversary account value minus withdrawals post-anniversary			—	—
GMDB	8,891	615	8,159	687
GMIB	1,675	556	1,688	616
GMWB	159,857	5,656	140,529	7,160

Jackson is primarily exposed to equity risk through the guarantees included in certain variable annuity benefits. This risk is managed using an equity hedging programme to minimise the risk of a significant economic impact as a result of increases or decreases in equity market levels. Jackson purchases futures and options that hedge the risks inherent in these products, while also considering the impact of rising and falling guaranteed benefit fees.

Due to the nature of valuation under IFRS of the free-standing derivatives and certain of the variable annuity guarantee features, this hedge, while effective on an economic basis, would not automatically offset within the financial statements as the impact of equity market movements resets the free-standing derivatives immediately while the hedged liabilities reset more slowly and fees are recognised prospectively in the year in which they are earned. Jackson’s hedging programme is focused on managing the economic risks in the business and protecting statutory solvency in the circumstances of large market movements. The hedging programme does not aim to hedge IFRS accounting results, which can lead to volatility in the IFRS results in a period of significant market movements, as was seen in 2020.

In addition to the exposure explained above, Jackson is also exposed to equity risk from its holding of equity securities, partnerships in investment pools and other financial derivatives.

The estimated sensitivity to a 10 per cent increase and 20 per cent decrease in equity and property prices is shown below.

	31 Dec 2020 $m		31 Dec 2019 $m
	Decrease of 20%	Increase of 10%	Decrease of 20%	Increase of 10%
Net effect on shareholders' equity*	744	299	762	608

*The effect from the instantaneous changes in equity and property prices above, if they arose, would impact profit after tax for US insurance operations, which would mostly be recorded within short-term fluctuations in investment returns.

The table above excludes the impact of instantaneous equity movements on future separate account fee income.

The above sensitivities assume instantaneous market movements while the actual impact on financial results would vary contingent upon the volume of new product sales and lapses, changes to the derivative portfolio, correlation of market returns and various other factors including volatility, interest rates and elapsed time.

The directional movements in the sensitivities reflect the hedging programme in place at 31 December 2020 and 2019 respectively. The nature of Jackson’s dynamic hedging programme means that the portfolio, and hence the results of these sensitivities, will change on an ongoing basis. The impacts shown under an increase or a decrease in equity markets reflect the factors discussed above.

Jackson had variable annuity contracts with guarantees. Account balances of contracts with guarantees were invested in variable separate accounts as follows:

Mutual fund type:	31 Dec 2020 $m	31 Dec 2019 $m
Equity	132,213	121,520
Bond	20,203	19,341
Balanced	39,626	30,308
Money market	1,862	956
Total	193,904	172,125

C6.4Sensitivity to insurance risk

Asia insurance operations

In Asia, adverse persistency experience can impact the IFRS profitability of certain types of business written in the region. This risk is managed at a local business unit level through regular monitoring of experience and the implementation of management actions as necessary. These actions could include product enhancements, increased management focus on premium collection, as well as other customer retention efforts. The potential financial impact of lapses is often mitigated through the specific features of the products, eg surrender charges, or through the availability of premium holiday or partial withdrawal policy features. The reserving basis in Asia is generally such that a change in lapse assumptions has an immaterial effect on immediate profitability.

Many of the business units in Asia are exposed to mortality and morbidity risk and a provision is made within policyholder liabilities to cover the potential exposure. If all these assumptions were strengthened by 5 per cent then it is estimated that post-tax profit and shareholders’ equity would decrease by approximately $77 million (2019: $77 million). Weakening these assumptions by 5 per cent would have a similar opposite impact.

US insurance operations

Jackson is sensitive to mortality risk, lapse risk and other types of policyholder behaviour, such as the utilisation of its GMWB product features. Jackson’s persistency assumptions reflect a combination of recent experience for each relevant line of business and expert judgement, especially where a lack of relevant and credible experience data exists. These assumptions vary by relevant factors, such as product, policy duration, attained age and for variable annuity lapse assumptions, the extent to which guaranteed benefits are ‘in the money’ relative to policy account values. Changes in these assumptions, which are assessed on an annual basis after considering recent experience, could have a material impact on policyholder liabilities and therefore on profit before tax. Any changes in these assumptions are recorded within short-term fluctuations in investment returns in the Group’s supplementary analysis of profit (see note B1.2).

In addition, in the absence of hedging, equity and interest rate movements can both cause a direct loss or increase the future sensitivity to policyholder behaviour. Jackson has an extensive derivative programme that seeks to manage the exposure to such altered equity markets and interest rates.

Note A3.1 describes the methodology applied by Jackson to amortise DAC. The amount of amortisation charged in any one period is sensitive to separate account investment returns. The sensitivity of DAC amortisation charge is discussed in note C4.2.